UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C. 20549

                          FORM 10-D

                      ASSET-BACKED ISSUER
    DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

 For the monthly distribution period from:
 September 26, 2012 to October 25, 2012

 Commission File Number of issuing entity: 333-159791-02

 Sequoia Mortgage Trust 2010-H1
 (Exact name of issuing entity as specified in its charter)

 Commission File Number of depositor: 333-159791-01

 Sequoia Residential Funding, Inc.
 (Exact name of depositor as specified in its charter)

 RWT Holdings, Inc.
 (Exact name of sponsor(s) as specified in its charter)

 New York
 (State or other jurisdiction of incorporation or organization of the issuing entity)

 38-3813659
 38-3813660
 (I.R.S. Employer Identification No.)

 c/o Wells Fargo Bank, N.A.
 9062 Old Annapolis Road
 Columbia, MD                                                      21045
 (Address of principal executive offices of the issuing entity)  (Zip Code)

 (410) 884-2000
 (Telephone number, including area code)

 Not Applicable
 (Former name, former address, if changed since last report)


                                       Registered/reporting
                                       pursuant to (check one)

  Title of                             Section  Section   Section  Name of Exchange
  Class                                12(b)    12(g)     15(d)    (If Section 12(b))


  A-1                                  _____    _____     __X___   ____________
  A-IO                                 _____    _____     __X___   ____________
  B-1                                  _____    _____     __X___   ____________
  B-2                                  _____    _____     __X___   ____________
  B-3                                  _____    _____     __X___   ____________
  B-4                                  _____    _____     __X___   ____________
  R                                    _____    _____     __X___   ____________
  LT-R                                 _____    _____     __X___   ____________


 Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
    Yes __X__  No ____


 Part I - DISTRIBUTION INFORMATION

 Item 1. Distribution and Pool Performance Information

 On October 25, 2012, a distribution was made to holders of the certificates issued by Sequoia Mortgage Trust 2010-H1.

 The distribution report is attached as an Exhibit to this Form 10-D. Please see Item 9(b), Exhibit 99.1 for the related information.

 No assets securitized by Sequoia Residential Funding, Inc. (the "depositor") and held by Sequoia Mortgage Trust 2010-H1 were the subject of a demand to repurchase for breach of the representations and warranties contained in the underlying transaction documents during the distribution period from September 26, 2012 to October 25, 2012.

 RWT Holdings, Inc., an affiliate of the depositor, is the sponsor and the Securitizer of assets held by Sequoia Mortgage Trust 2010-H1. The Securitizer filed its first Form ABS-15G on February 6, 2012 and filed its most recent quarterly Form ABS-15G on April 10, 2012. The CIK number of the Securitizer is 0001530239.

 Part II - OTHER INFORMATION

 Item 2. Legal Proceedings.

 On December 23, 2009, the Federal Home Loan Bank of Seattle (the "FHLB-Seattle") filed a claim in Superior Court for the State of Washington (case number 09-2-46348-4 SEA) against the depositor, Redwood Trust, Inc., Morgan Stanley & Co., and Morgan Stanley Capital I, Inc. (collectively, the "FHLB-Seattle Defendants"). The FHLB-Seattle alleges claims under the Securities Act of Washington (Section 21.20.005, et seq.) and seeks to rescind the purchase of a mortgage pass-through certificate (or, residential mortgage backed securities, "RMBS") issued as part of the Sequoia Mortgage Trust 2005-4 ("SEMT 2005-4") securitization transaction and purchased by the FHLB-Seattle. The FHLB-Seattle also seeks to collect interest on the original purchase price at the statutory interest rate of 8% per annum from the date of original purchase (net of interest received), as well as attorneys' fees and costs. On June 10, 2010, the FHLB-Seattle filed an amended complaint. Subsequently, on October 18, 2010, the FHLB-Seattle Defendants filed motions to dismiss the FHLB-Seattle's complaint. Redwood Trust, Inc. and the depositor additionally moved to dismiss the complaint for lack of personal jurisdiction. The FHLB-Seattle alleges that the FHLB-Seattle Defendants' offering materials for the SEMT 2005-4 RMBS contained materially untrue statements and omitted material facts about the SEMT 2005-4 RMBS and the loans securitized in the SEMT 2005-4 transaction. Among other things, the FHLB-Seattle alleges that the FHLB-Seattle Defendants made untrue statements or omissions regarding (1) the loan-to-value ratios of the mortgage loans that backed the SEMT 2005-4 RMBS and the appraisals of the properties that secured them, (2) the occupancy status of those properties, (3) the underwriting standards of the originators of the mortgage loans that backed the SEMT 2005-4 RMBS, and (4) the ratings assigned to the SEMT 2005-4 RMBS. In a series of rulings issued between June 23, 2011 and August 15, 2011, the Superior Court for the State of Washington dismissed the allegations relating to occupancy status and denied other grounds for dismissal. On July 19, 2011, the court granted Redwood Trust, Inc. and the depositor's motion to dismiss for lack of personal jurisdiction and on April 6, 2012, the court entered final judgment in favor of Redwood Trust, Inc. and the depositor based on the lack of personal jurisdiction. Redwood Trust, Inc. and the depositor do not know whether the FHLB-Seattle will file a claim in another jurisdiction. The SEMT 2005-4 RMBS that is the subject of the FHLB-Seattle's claim was issued with an original principal amount of approximately $133 million and, as of September 30, 2012, had a remaining outstanding principal balance of approximately $27 million. The depositor and Redwood Trust, Inc. believe that the claims against them in this matter are without merit and intend to defend the action vigorously. In connection with the issuance of the SEMT 2005-4 RMBS that is the subject of the FHLB-Seattle's claim, the depositor and Redwood Trust, Inc. agreed to indemnify the underwriters of this RMBS for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. The FHLB-Seattle's claims against the underwriters of this RMBS were not dismissed for lack of personal jurisdiction. Regardless of the outcome of this litigation, the depositor and Redwood Trust, Inc. could incur a loss as a result of these indemnities.

 On August 18, 2010, the depositor received service of process with respect to a claim filed on July 15, 2010 in Superior Court for the State of California in San Francisco (case number CGC-10-501610) by The Charles Schwab Corporation ("Schwab"). In the complaint, Schwab is suing the depositor and 26 other named defendants (collectively, the "Schwab Defendants") in relation to RMBS sold or issued by the Schwab Defendants. With respect to the depositor, Schwab alleges a cause of action of negligent misrepresentation under California state law and seeks unspecified damages and attorneys' fees and costs with respect to a RMBS issued as part of the SEMT 2005-4 securitization transaction (which is the same securitization transaction at issue in the litigation initiated by the FHLB-Seattle described in the preceding paragraph). Among other things, Schwab alleges that the offering materials for the SEMT 2005-4 RMBS contained materially untrue statements or omissions about the SEMT 2005-4 RMBS and the loans securitized in this securitization transaction, including untrue statements or omissions regarding (1) the loan-to-value ratios of the mortgage loans that backed the SEMT 2005-4 RMBS and the appraisals of the properties that secured them, (2) the occupancy status of those properties, (3) the underwriting standards of the originators of the mortgage loans that backed the SEMT 2005-4 RMBS, and (4) the ratings assigned to the SEMT 2005-4 RMBS. On September 22, 2011, the Schwab Defendants moved to dismiss the complaint, and on January 27, 2012, the California State Superior Court denied the motion on several grounds, and with respect to certain other grounds gave Schwab the opportunity to amend the complaint. The depositor has responded to that Amended Complaint. The RMBS that is the subject of Schwab's claim was issued with an original principal amount of approximately $14.8 million and, as of September 30, 2012, had a remaining outstanding principal balance of approximately $3.0 million. The depositor believes that the claims against it in this matter are without merit and intends to defend the action vigorously. In connection with the issuance of the SEMT 2005-4 RMBS that is the subject of Schwab's claim, the depositor and Redwood Trust, Inc. agreed to indemnify the underwriters of this RMBS for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. Regardless of the outcome of this litigation, the depositor and Redwood Trust, Inc. could incur a loss as a result of these indemnities.

 On October 15, 2010, the Federal Home Loan Bank of Chicago (the "FHLB-Chicago") filed a claim in the Circuit Court of Cook County, Illinois (case number 10-CH-45033) against the depositor and more than 45 other named defendants (collectively, the "FHLB-Chicago Defendants") in relation to RMBS sold or issued by the FHLB-Chicago Defendants or by entities controlled by the FHLB-Chicago Defendants. In an amended complaint filed on March 16, 2011, FHLB-Chicago added as defendants Redwood Trust, Inc. and another one of its subsidiaries, RWT Holdings, Inc. With respect to Redwood Trust, Inc. and the depositor, the FHLB-Chicago alleges that the offering materials for two RMBS issued as part of the Sequoia Mortgage Trust 2006-1 ("SEMT 2006-1") securitization transaction contained untrue and misleading statements and material misrepresentations in violation of Illinois Securities Law (815 ILCS Sections 5/12(F)-(H)) and North Carolina Securities Law N.C.G.S.A. Section 78A-8(2) & Section 78A-56(a)) and also alleges claims of negligent misrepresentations under Illinois common law. On some of the causes of action, the FHLB-Chicago seeks to rescind the purchase of these RMBS and to collect interest on the original purchase price at the statutory interest rate of 10% per annum from the date of original purchase (net of interest received). On one cause of action, the FHLB-Chicago seeks unspecified damages. The FHLB-Chicago also seeks attorneys' fees and costs. Among other things, the FHLB-Chicago alleges that the offering materials for the SEMT 2006-1 RMBS contained materially untrue statements or omissions regarding the SEMT 2006-1 RMBS and the loans securitized in this securitization transaction, including untrue statements or omissions regarding (1) the loan-to-value ratios the mortgage loans that backed the SEMT 2006-1 RMBS and the appraisals of the properties that secured them, (2) the occupancy status of those properties,
 (3) the underwriting standards of the originators of the mortgage loans that backed the SEMT 2006-1 RMBS, (4) the ratings assigned to the SEMT 2006-1 RMBS, and (5) the due diligence performed on the mortgage loans that backed the SEMT 2006-1 RMBS. The first of these two SEMT 2006-1 RMBS was issued with an original principal amount of approximately $105 million and, as of September 30, 2012, had a remaining outstanding principal balance of approximately $38 million. The second of these two SEMT 2006-1 RMBS was issued with an original principal amount of approximately $379 million and, as of September 30, 2012, had a remaining outstanding principal balance of approximately $139 million. On March 27, 2011, the FHLB-Chicago Defendants moved to dismiss the amended complaint, and Redwood Trust, Inc., RWT Holdings and the depositor separately moved to dismiss for lack of personal jurisdiction. On September 19, 2012, the Court denied all motions to dismiss, including the separate motion to dismiss for lack of personal jurisdiction. The FHLB Chicago Defendants, including Redwood Trust, Inc., RWT Holdings, Inc. and the depositor may seek appellate review on some of the grounds for dismissal. Redwood Trust, Inc., RWT Holdings, Inc. and the depositor believe that the claims against them in this matter are without merit and intend to defend the action vigorously. In connection with the issuance of the SEMT 2006-1 RMBS that are the subject of the FHLB-Chicago's claim, the depositor and Redwood Trust, Inc. agreed to indemnify the underwriters of this RMBS for certain losses and expenses they might incur as a result of claims made against them relating to this RMBS, including, without limitation, certain legal expenses. Regardless of the outcome of this litigation, the depositor and Redwood Trust, Inc. could incur a loss as a result of these indemnities.

 The business of the sponsor, the depositor, the seller and their affiliates has included, and continues to include, activities relating to the acquisition and securitization of residential mortgage loans. In addition, the business of the sponsor has, in the past, included activities relating to the acquisition and securitization of debt obligations and other assets through the issuance of collateralized debt obligations (commonly referred to as CDO transactions). Because of their involvement in the securitization and CDO businesses, the sponsor, the depositor, the seller and their affiliates could become the subject of litigation relating to these businesses, including additional litigation of the type described above, and could also become the subject of governmental investigations, enforcement actions, or lawsuits and governmental authorities could allege that these entities violated applicable law or regulation in the conduct of their business.

 In fact, the sponsor and its affiliates have received, and responded to, information requests and subpoenas from two governmental authorities (one by the SEC relating to the sponsor's CDO business and one by the National Credit Union Administration relating to a residential mortgage securitization conducted by the sponsor and the depositor). It is possible that the sponsor, the depositor, the seller or their affiliates might not be successful in defending or responding to any litigation, governmental investigation or related action and any losses incurred as a result of the resolution of any such action or investigation could have a material adverse effect on the sponsor, the depositor, the seller or their affiliates. In any case, regardless of the merits of any allegation or legal action that may be brought against the sponsor, the depositor, the seller or their affiliates, or of their success in defending against such allegations or legal actions, the costs of defending against any such allegation or legal action may be significant or material and could have a material adverse effect on the sponsor, the depositor, the seller or their affiliates.


 Item 9. Exhibits.

    (a) The following is a list of documents filed as part of this Report on Form 10-D:

       (99.1) Monthly report distributed to holders of the certificates issued by Sequoia Mortgage Trust 2010-H1, relating to the October 25, 2012 distribution.


    (b) The exhibits required to be filed by the Registrant pursuant to this Form are listed above and in the Exhibit Index that immediately follows the signature page hereof.

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Sequoia Residential Funding, Inc.

 (Depositor)

 /s/ John Isbrandtsen
 John Isbrandtsen, Chairman of the Board and Chief
 Executive Officer
 Date: November 2, 2012


EXHIBIT INDEX

 Exhibit Number  Description

 EX-99.1 Monthly report distributed to holders of the certificates issued by Sequoia Mortgage Trust 2010-H1, relating to the October 25, 2012 distribution.